Exhibit 99.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Transtech Industries, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I Robert V. Silva, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Form 10-QSB fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15
U.S.C. 78m or 78o(d); and

     (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002


/s/ Robert V. Silva
Robert V. Silva, President
and Chief Executive Officer